                                                                    EXHIBIT 10.3



                              SEVENTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

     The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement dated March 18, 1998, as amended (the "Partnership Agreement") does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Seventh Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement.

     2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. Ratification. Except as expressly modified by this Seventh Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

     4. Dated:  October 21, 1998


                                 FIRST INDUSTRIAL REALTY TRUST, INC.
                                 As sole General Partner of the Partnership

                                 By:___/s/ Michael W. Brennan_____________
                                    Name: Michael W. Brennan
                                    Title: Chief Operating Officer

                                   SCHEDULE 1

                          ADDITIONAL LIMITED PARTNERS



ADDITIONAL LIMITED PARTNERS  NUMBER OF UNITS  CAPITAL CONTRIBUTION
---------------------------  ---------------  --------------------
Jack H. Kulka                      330              $8,013.06
Babette Kulka                      330              $8,013.06
Jeffrey L. Greenberg               330              $8,013.06
Martin Eglow                       330              $8,013.06
James J. Warfield                  330              $8,013.06

                                   EXHIBIT 1B
                              SCHEDULE OF PARTNERS

GENERAL PARTNER                            NUMBER OF UNITS
---------------                            ---------------

First Industrial Realty Trust, Inc.             30,892,739


LIMITED PARTNERS                           NUMBER OF UNITS
----------------                           ---------------
Aimee Freyer Lifetime Trust dated 11/1/65            2,384
Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                          137,489
Charles T. Andrews                                     754
Gordon E. Atkins                                     6,767
William J. Atkins                                   22,381
E. Donald Bafford                                    3,374
William Baloh                                        8,582
Edward N. Barad                                      2,283
UA dated April 11, 1996 Blurton 1996
Revocable Family Trust                                 598
James Bolt                                           5,587
Harriett Bonn                                       28,804
Michael W. Brennan                                   3,806
Robert Brown                                         2,123
Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock
Childrens Education Trust UA Dec 20 94,
FBO Benjamin Dure Bullock                            1,970
Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock
Childrens Education Trust UA Dec 20 94,
FBO Christine Laurel Bullock                         1,970

LIMITED PARTNERS                              NUMBER OF UNITS
----------------                              ---------------
Henry D. Bullock & Terri D. Bullock TR of
the Henry D. & Terri D. Bullock Trust UA
Aug 28 92                                               9,126
Edward Burger                                           9,261
Calamer Inc.                                            1,233
Perry C. Caplan                                         1,388
Irwin Carasso                                          17,192
Carol P. Freyer Lifetime Trust dated 11/1/72            2,384
The Carthage Partners LLC                              34,939
Cliffwood Development Company                          64,823
Collins Family Trust dated 5/6/69                     137,808
Kelly Collins                                          11,116
Michael Collins                                        17,369
Charles S. Cook and Shelby H. Cook, tenants
in the entirety                                           634
Caroline Atkins Coutret                                 7,327
David Cleborne Crow                                     5,159
Gretchen Smith Crow                                     2,602
Michael G. Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                              144,296
Myrna R. Debilak                                        5,447
Robert L. Denton                                        6,286
C G Property Development                               27,975
W Allen Doane, trustee of the W Allen Doane
Trust U-A 05-31-91                                      4,416
Timonthy Donohue                                        1,000


LIMITED PARTNERS                            NUMBER OF UNITS
----------------                            ---------------
Darwin B. Dosch                                       1,388
Charles F. Downs                                      1,508
Greg and Christina Downs, joint tenants                 474
Gregory Downs                                            48
Draizin Family Partnership, LP                      357,896
Joseph S. Dresner                                   149,531
Ethel Road Associates                                29,511
James Kozen, trustee U-A dated 02/24/86              33,031
Farlow Road Associates Limited Partnership            2,751
Fitz & Smith Partnership                              3,410
Fourbur Family Co., L.P.                            620,273
Gamma Three Associates Limited Partnership            3,338
Dennis G. Goodwin and Jeannie L. Goodwin,
tenants in the entirety                               6,166
Clay Hamlin & Lynn Hamlin, joint tenants
with rights of survivorship                          15,159
Henry E. Dietz Trust UA Jan 16 81                    36,476
Highland Associates Limited Partnership              69,039
Robert W. Holman Jr.                                150,146
Holman/Shidler Investment Corporation                22,079
Steven B. Hoyt                                      175,000
Internal Investment Company                           3,016
Frederick K. Ito                                      3,880
The Jack Friedman Revocable Living Trust
UA March 23, 1978                                    26,005




LIMITED PARTNERS                            NUMBER OF UNITS
----------------                            ---------------
Jayeff Associates Limited Partnership                16,249
Michael W. Jenkins                                    3,917
Jernie Holdings Corp.                               180,499
John E. De B Blockey Trust                            8,293
Thomas J. Johnson, Jr. and Sandra L.
Johnson, tenants in the entirety                      2,142
Nourhan Kailian                                       2,183
Peter Kepic                                           9,261
Lambert Investment Corporation                       13,606
Paul T. Lambert                                      39,749
Constance Lazarus                                   417,961
Jerome Lazarus                                       18,653
LGR Investment Fund Ltd                              22,556
Malcolm Properties, L.L.C.                           25,342
Princeton South at Lawrenceville LLC                  4,692
Shidler Equities LP                                 254,541
Duane Lund                                              617
R. Craig Martin                                         754
J. Stanley Mattison                                      12
Eileen Millar                                         2,922
Linda Miller                                          2,000
The Milton Dresner Revocable Trust UA
October 22, 1976                                    149,531
Montrose Kennedy Associates                           4,874
Peter Murphy                                         56,184




LIMITED PARTNERS                            NUMBER OF UNITS
----------------                            ---------------
Anthony Muscatello                                   81,654
Joseph Musti                                          1,508
Dean A. Nachtigall                                   10,076
New Land Associates Limited Partnership               1,664
North Star Associates Limited Partnership            19,333
Arden O'Connor                                       13,845
Peter O'Connor                                       66,181
Princeton South at Lawrenceville One                  4,426
Eduardo Paneque                                       2,000
Partridge Road Associates Limited
Partnership                                           2,751
R.C.P. Associates, a New Jersey limited
partnership                                           3,060
Jack F. Ream                                          1,071
Glenn C. Rexroth and Linda A. Rexroth, as
tenants in the entirety                               2,142
James C. Reynolds                                    40,154
Andre G. Richard                                      1,508
RJB Ford City Limited Partnership                   158,438
RJB II Limited Partnership                           40,788
Edward C. Roberts and Rebecca S. Roberts,
tenants in the entirety                               8,308
W.F.O. Rosenmiller                                      634
Edward Jon Sarama                                       634
Shadeland Associates Limited Partnership             42,976
Shadeland Corporation                                 4,442




LIMITED PARTNERS                            NUMBER OF UNITS
----------------                            ---------------
Jay H. Shidler                                       66,984
Jay H. Shidler and Wallette A. Shidler,
tenants in the entirety                               1,223
Shidler Equities LP                                 254,541
Michael B. Slade                                      2,829
David W. Smith, and Doris L. Smith,
tenants in the entirety                                 754
Gary L. Smith and Joyce A. Smith, tenants
in the entirety                                       1,508
Kevin Smith                                          13,571
South Broad Company                                  72,421
South Gold Company                                   82,433
SRS Partnership                                       2,142
UA Dated May 21, 1996 FBO Robert Stein               56,778
S. Larry Stein                                       56,778
Jonathan Stott                                       80,026
Suburban Roseland Associates, a Limited
Partnership                                           3,002
Thelma C. Gretzinger Trust                              450
Thomas K. Barad & Jill E. Barad,
Co-Trustees of the Thomas K. Barad & Jill
E. Barad Trust Dated 10-18-89                         2,283
Michael T. Tomasz                                    25,847
Barry L. Tracey                                       2,142
Van Brunt Associates                                 39,370
Worlds Fair Associates                                6,134
Worlds Fair III Associates                           14,094

LIMITED PARTNERS                           NUMBER OF UNITS
----------------                           ---------------
The Worlds Fair Office Associates                    3,343
Worlds Fair Partners Limited Partnership             1,664
The Worlds Fair V Associates                         3,340
The Worlds Fair 25 Associates                       13,677
BSDK Enterprises                                     3,596
Estate of Albert Sklar                               3,912
Rand H. Falbaum                                     17,022
William M. Fausone                                  16,480
Elizabeth Fitzpatrick                                3,800
Fred Trust dated 6/16/77                               653
Carol P. Freyer                                     12,173
Lee Karen Freyer                                    10,665
Aimee Freyer-Valls                                  12,173
David Fried                                          1,326
Ester Fried                                          3,177
Douglas Frye                                         2,216
J. Peter Gaffney                                       727
Gerlach Family Trust dated 6/28/85                     874
Patricia O. Godchaux                                 9,387
Timothy Gudim                                       27,782
Timothy & Melissa Gudim, joint tenants               3,285
H/Airport GP Inc.                                    1,433
Vivian Hack                                         22,522
Martha J. Harbinson                                  3,329



LIMITED PARTNERS                           NUMBER OF UNITS
----------------                           ---------------
Turner Harshaw                                       1,132
Cathleen Hession                                     3,137
Howard Trust dated 4/30/79                             653
John A. and Gloria H. Sage Family Trust
UDT dated 6/7/94                                    15,864
L. Chris Johnson                                     3,196
Johnson Living Trust dated 2/18/83                   1,078
Charles Mark Jordan                                     57
JPG Investment                                         919
David R. Kahnweiler                                  5,436
Thomas Kendall                                         546
Kirshner Family Trust #1 dated 4/8/76               29,558
Kirshner Trust #4 FBO Todd Kirshner                 20,258
Kolpack MD Pension                                     994
Chester A. Latcham                                   2,493
Lee Karen Freyer Lifetime Trust dated
11/1/65                                              2,384
Georgia Leonard                                        664
Robert Leonard III                                   5,856
Steve Leonard                                       37,645
Leslie A. Rubin LTD                                  4,048
CLMM LLC                                             3,825
PAC-II LLC                                          17,356
Sealy Professional Drive LLC                         2,906
Sealy Unitholder LLC                                31,552





LIMITED PARTNERS                           NUMBER OF UNITS
----------------                           ---------------
SPM Industrial LLC                                   5,262
Reyem Partners LP                                    8,489
Henry E. Mawicke                                       636
Richard McClintock                                     623
McElroy Management Inc.                              5,478
MCS Properties, Inc.                                 5,958
Lila Atkins Mulkey                                   7,327
James Muslow, Jr.                                    4,911
Adel Nassif                                          4,910
Kris Nielson                                            28
Catherine A. O'Brien                                   832
Martha E. O'Brien                                      832
Steve Ohren                                         31,828
Pacifica Holding Company                            97,870
Sybil T. Patten                                      1,816
Betty S. Phillips                                    3,912
Jeffrey Pion                                         2,879
Pipkin Family Trust dated 10/6/89                    3,140
Robert J. Powers                                    37,674
Manor Properties                                   143,408
Elizabeth Hutton Hagen Fitzpatrick IRA
dated 9/1/91                                           607
Robert S. Hood Living Trust dated 1/9/90
& Amended 12/16/96                                   3,591
James Sage                                           2,156




LIMITED PARTNERS                           NUMBER OF UNITS
----------------                           ---------------
Kathleen Sage                                        3,350
Wilton Wade Sample                                   5,449
Sealy & Company, Inc.                               37,119
Sealy Florida, Inc.                                    675
Mark P. Sealy                                        8,451
Sealy Real Estate Services, Inc.                   148,478
Scott P. Sealy                                      40,902
Marilyn Rangel IRA dated 2/5/86                        969
Siskel Family Partnership                           11,359
Siskel Revocable Trust 1987 dated
4/17/1987                                           10,087
Suzanne Siskel                                       3,802
Steve Smith                                            386
Sterling Alsip Trust dated August 1, 1989              794
Sterling Family Trust dated 3/27/80                  3,559
Donald C. Thompson                                  39,243
TUT Investments I LLC                                5,274
William S. Tyrrell                                   2,906
Van Gilder Family Partnership                        2,262
Virginia B. and Norton Sharpe Living
trust UDT dated 4/26/96                             12,055
Steve Walbridge                                        338
Richard Walker, Jr.                                    963
Charles Kendall Jr. Rollover IRA dated
1/21/93                                                656
William B. Wiener, Jr.                              41,119





LIMITED PARTNERS                           NUMBER OF UNITS
----------------                           ---------------
Patricia Wiener-Shifke                              12,944
William J. Mallen Trust dated 4/29/94                8,016
Fred Wilson                                         35,787
World's Fair Thirty                                  1,442
Wolsum, Inc.                                         2,427
Johannson Yap                                        1,680
Gerald & Sharon Zuckerman                              615
Stephen Mann                                        15,017
Stanley Gruber                                      30,032
Seymour Israel                                      15,016
J. O'Neil Duffy, Sr.                                   513
James O. Duffy, Jr.                                    513
Garrett E. Sheehan                                     513
Sam Shamie Trust Agreement dated March
16, 1978, as restated on November 16,
1993                                               337,753
Richard H. Zimmerman Living Trust dated
October 15, 1990, as amended                        47,174
Keith J. Pomeroy Revocable Trust
Agreement, dated December 13, 1976, as
amended and restated on June 28, 1995              128,783
Enid Braden Trust of June 28, 1995                  18,464
Sam L. Yaker Revocable Trust Agreement
dated February 14, 1984                             30,285
Armenag Kalaydjian Revocable Trust
Agreement dated February 28, 1984                   21,655
RBZ LLC                                                124
KEP LLC                                             78,873

LIMITED PARTNERS                     NUMBER OF UNITS
----------------                     ---------------
ESAA Associates Limited Partnership           19,367
Paul F. Obrecht, Jr.                           5,289
Richard F. Obrecht                             5,289
Thomas F. Obrecht                              5,289
George F. Obrecht                              5,289
Joan R. Kreiger Revocable Trust               15,184
William L. Kreiger, Jr.                        3,374
Elmer H. Wingate                               1,688
Apollo/Pacifica Bryant LLC                    42,977
Edwin and Cathleen Hession                     7,987
D.W. Sivers Co.                              118,265
Sivers Investment Partnership                283,500
Sivers Family Real Property
Limited Liability Company                     12,062
Wendell C. Sivers Marital Trust
u/w/d February 20, 1981                       14,020
Dennis W. Sivers                              27,636
Jack H. Kulka                                    330
Babette Kulka                                    330
Jeffrey L. Greenberg                             330
Martin Eglow                                     330
James J. Warfield                                330
